UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 17, 2007 (April 11, 2007)
Date of report (Date of earliest event reported)

Commission File Number	Name of Registrant State of Incorporation Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-267	ALLEGHENY ENERGY, INC. (a Maryland Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5531602
1384732	MP ENVIRONMENTAL FUNDING LLC (a Delaware limited liability company ) 2215-B Renaissance Drive, Suite #5 Las Vegas, Nevada 89119 Telephone (702) 740-4244	20-5961603
1384731	PE ENVIRONMENTAL FUNDING LLC (a Delaware limited liability company) 2215-B Renaissance Drive, Suite #5 Las Vegas, Nevada 89119 Telephone (702) 740-4244	20-5961504

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

On April 11, 2007, MP Environmental Funding LLC (“MP Environmental”) an indirect wholly owned subsidiary of Allegheny Energy, Inc. (“Allegheny”), and PE Environmental Funding LLC (“PE Environmental”), an indirect wholly owned subsidiary of Allegheny, issued $459,300,000 aggregate principal amount of Senior Secured Sinking Fund Environmental Control Bonds, Series A (the “Offering”). In connection with the Offering, MP Environmental entered into an Indenture (the “MP Indenture”), dated as of April 11, 2007, with U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”) and a Series Supplement thereto, dated as of April 11, 2007, with the Indenture Trustee (the “MP Series Supplement”). PE Environmental entered into an Indenture, dated as of April 11, 2007, with the Indenture Trustee (the “PE Indenture”) and a Series Supplement thereto, dated as of April 11, 2007, with the Indenture Trustee (the “PE Series Supplement”). The MP Indenture, MP Series Supplement, PE Indenture and PE Series Supplement are attached as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01    Other Events

In connection with the Offering, Monongahela Power Company, The Potomac Edison Company, a wholly owned subsidiary of Allegheny (“Potomac Edison”), MP Renaissance Funding, LLC, a wholly owned subsidiary of Monongahela (“MP Renaissance”), PE Renaissance Funding, LLC, a wholly owned subsidiary of Potomac Edison (“PE Renaissance”) and MP Environmental and PE Environmental, which are wholly owned subsidiaries of MP Renaissance and PE Renaissance, respectively, each (as applicable) entered into the agreements listed under Item 9.1 below and attached as Exhibits 1.1, 1.2 and 10.1 through 10.10 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 3, 2007, by and among Monongahela Power Company, MP Renaissance Funding, LLC, MP Environmental Funding LLC and First Albany Capital Inc. and Loop Capital Markets, LLC, as representative of the several Underwriters.

1.2
Underwriting Agreement, dated as of April 3, 2007, by and among The Potomac Edison Company, PE Renaissance Funding, LLC, PE Environmental Funding LLC and First Albany Capital Inc. and Loop Capital Markets, LLC, as representative of the several Underwriters.

4.1	Indenture, dated as of April 11, 2007, by and between MP Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.

Exhibit No.	Description
4.2	Series Supplement, dated as of April 11, 2007, by and between MP Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.
4.3	Indenture, dated as of April 11, 2007, by and between PE Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.
4.4	Series Supplement, dated as of April 11, 2007, by and between PE Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.
10.1	Environmental Control Property Transfer Agreement, dated as of April 11, 2007, between Monongahela Power Company and MP Renaissance Funding, LLC.
10.2	Transferred Environmental Control Property Sale Agreement, dated as of April 11, 2007, between MP Renaissance Funding, LLC and MP Environmental Funding LLC.
10.3	Transferred Environmental Control Property Servicing Agreement, dated as of April 11, 2007, between Monongahela Power Company and MP Environmental Funding LLC.
10.4	Administration Agreement, dated as of April 11, 2007, between Allegheny Energy Service Corporation and MP Environmental Funding LLC.
10.5	Amended and Restated Limited Liability Company Agreement of MP Environmental Funding LLC.
10.6	Environmental Control Property Transfer Agreement, dated as of April 11, 2007, between The Potomac Edison Company and PE Renaissance Funding, LLC.
10.7	Transferred Environmental Control Property Sale Agreement, dated as of April 11, 2007, between PE Renaissance Funding, LLC and PE Environmental Funding LLC.
10.8	Transferred Environmental Control Property Servicing Agreement, dated as of April 11, 2007, between The Potomac Edison Company and PE Environmental Funding LLC.
10.9	Administration Agreement, dated as of April 11, 2007, between Allegheny Energy Service Corporation and PE Environmental Funding LLC.
10.10	Amended and Restated Limited Liability Company Agreement of PE Environmental Funding LLC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: April 17, 2007	By: /s/ Philip L. Goulding Name: Philip L. Goulding Title: Senior Vice President and Chief Financial Officer

MP ENVIRONMENTAL FUNDING, LLC

Dated: April 17, 2007	By: /s/ Philip L. Goulding Name: Philip L. Goulding Title: Vice President

PE ENVIRONMENTAL FUNDING, LLC

Dated: April 17, 2007	By: /s/ Philip L. Goulding Name: Philip L. Goulding Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 3, 2007, by and among Monongahela Power Company, MP Renaissance Funding, LLC, MP Environmental Funding LLC and First Albany Capital Inc. and Loop Capital Markets, LLC, as representative of the several Underwriters.
1.2	Underwriting Agreement, dated as of April 3, 2007, by and among The Potomac Edison Company, PE Renaissance Funding, LLC, PE Environmental Funding LLC and First Albany Capital Inc. and Loop Capital Markets, LLC, as representative of the several Underwriters.
4.1	Indenture, dated as of April 11, 2007, by and between MP Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.
4.2	Series Supplement, dated as of April 11, 2007, by and between MP Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.
4.3	Indenture, dated as of April 11, 2007, by and between PE Environmental Funding LLC and U.S. Bank National Association as Indenture Trustee.
4.4	Series Supplement, dated as of April 11, 2007, by and between PE Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.
10.1	Environmental Control Property Transfer Agreement, dated as of April 11, 2007, between Monongahela Power Company and MP Renaissance Funding, LLC.
10.2	Transferred Environmental Control Property Sale Agreement, dated as of April 11, 2007, between MP Renaissance Funding, LLC and MP Environmental Funding LLC.
10.3	Transferred Environmental Control Property Servicing Agreement, dated as of April 11, 2007, between Monongahela Power Company and MP Environmental Funding LLC.
10.4	Administration Agreement, dated as of April 11, 2007, between Allegheny Energy Service Corporation and MP Environmental Funding LLC.
10.5	Amended and Restated Limited Liability Company Agreement of MP Environmental Funding LLC.
10.6	Environmental Control Property Transfer Agreement, dated as of April 11, 2007, between The Potomac Edison Company and PE Renaissance Funding, LLC.
10.7	Transferred Environmental Control Property Sale Agreement, dated as of April 11, 2007, between PE Renaissance Funding, LLC and PE Environmental Funding LLC.
10.8	Transferred Environmental Control Property Servicing Agreement, dated as of April 11, 2007, between The Potomac Edison Company and PE Environmental Funding LLC.
10.9	Administration Agreement, dated as of April 11, 2007, between Allegheny Energy Service Corporation and PE Environmental Funding LLC.
10.10	Amended and Restated Limited Liability Company Agreement of PE Environmental Funding LLC.